GEN-011: Transforming T cell therapy for solid tumors KOL Symposium 12 May 2020

GEN-011: Designed to improve upon TIL therapy T cells targeting the right tumor neoantigens Peripheral blood T cells enabling greater activity and durability Robust and rapidly scalable manufacturing process 2

TIL therapy: Current gold standard for solid tumor cell therapy Tumor-infiltrating lymphocyte (TIL) 2,3,4 CAR-T therapy Unproven in solid tumors TCR-transduced (TCR-T) Limited clinical validation HLA-limited Durable efficacy Potential safety concerns1 in checkpoint-refractory patients 1. Linette et al., Blood (2013) 3. Sarnaik et al., ASCO Annual Meeting (2019) 2. Goff et al., JCO (2016) 4. Jazaeri et al., ASCO Annual Meeting (2019) 3

Lessons learned:
Drivers of TIL therapy clinical success

Target multiple tumor neoantigens



- Amplify existing anti-tumor T cell responses
- More neoantigens combats tumor heterogeneity, limits tumor escape

Deploy both $CD4^+$ and $CD8^+$ T cells


CD4+
CD8+

- $CD4^+$ T cells provide critical support to $CD8^+$ T cells
- Both $CD4^+$ and $CD8^+$ T cells can kill tumor

Exploit TCR diversity



- Ensures product is HLA-agnostic, to work for any patient
- Provides multiple T cell "shots on goal" to target every neoantigen

Minimize off-tumor effects for patient safety



- Non-engineered patient T cells targeting tumor-specific neoantigens; CAR-T and TCR-T approaches have faced challenges

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GEN-011 – a new category of neoantigen T cell therapy: Peripheral blood-derived, ATLAS™-powered Peripheral blood (leukopak) GEN-011 Up to 30 neoantigens Neoantigen-specific cell expansion in fully closed single-use vessels Autologous, non-engineered 5

GEN-011:
Embraces TIL advantages, overcomes limitations

TIL limitations

- Limited tumor specificity
- Cannot avoid inhibitory, pro-tumor responses
- Requires sterile resection of tumors with sufficient T cells
- Expansion protocols exacerbate already exhausted TIL

GEN-011

Neoantigen selection via ATLAS

Peripheral blood lymphocytes (PBLs)

GEN-011 advantages

- Targets up to 30 relevant neoantigens with $CD4^+$ and $CD8^+$ memory T cells
- Avoids pro-tumor Inhibigens™ that may be detrimental to clinical response
- No extra surgery, or viable tumor, required
- Billions of T cells to relevant tumor neoantigens, with proven cytolytic capacity
- Non-exhausted cells with potential for superior activity and persistence

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Neoantigen selection with 7

ATLAS empirically selects the relevant neoantigens of tumor-specific T cell responses Comprehensive identification of Tumor NGS Unique Bacterial vectors biopsy analysis plasmids for expressing each Autologous patient- and every candidate dendritic cell tumor-relevant T candidate cell responses neoantigen • Multiplexed cytokine readout Autologous • CD4+ and CD8+ T T cell cell responses Blood sample • Identify Inhibigens 8

ATLAS enables identification of neoantigens to which CD8$^+$ and CD4$^+$ T cells appropriately respond


CD8+ T cells
IFNγ Concentration
Normalized to Background Control
4
2
0
−2
−4
Individual mutations
Neoantigens
Background responses
Inhibigens
CD4+ T cells
IFNγ Concentration
Normalized to Background Control
4
2
0
−2
−4
Individual mutations

Example: NSCLC patient; 52 mutations identified and profiled; IFNγ responses shown

- ATLAS neoantigens are ideal immunotherapy targets: tumor specific, surface-presented and immunogenic
- Inhibitory neoantigens (Inhibigens) downregulate anti-tumor cytokine responses and should be excluded
- No relationship between TMB, expression levels, or truncal mutations and productive neoantigen profiles

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Identification and exclusion of Inhibigens is critical for cancer immunotherapies 1,600 Adjuvant only 1,000 Adjuvant only ) 1,400 Protective vaccine ) 3 3 Inhibigens + Adjuvant m Protective vaccine + Inhibigen m 800 1,200 m ( m ( e 1,000 e 600 m m u l u 800 l o v o v r 400 600 o r o m u 400 m T u 200 T 200 0 0 0 6 8 10 12 14 16 18 0 3 6 8 10 12 14 16 18 20 22 24 Day Day Therapeutic mouse vaccination with a pool of ATLAS-identified The presence of Inhibigens in an otherwise protective mouse Inhibigens drives tumor hyperprogression vaccine completely abrogates protection • Inhibigen-specific T cells may be responsible for hyperprogression after checkpoint blockade therapy1,2 Experiments run in B16F10 melanoma model 1. Champiat et al., Clin Can Res (2017) 2. Ferrara et al., JAMA (2018) 10

GEN-011 manufacturing process and drug product profile 11

GEN-011 uses peripheral blood T cells

T cells from PBL are readily accessible, non-exhausted, and contain relevant neoantigen specificities

TIL limitations

- Incomplete coverage of tumor neoantigens
- Requires sterile resection of tumors with sufficient T cells (significant time and cost)
- Expansion protocols exacerbate already exhausted TIL

Recent landmark publications demonstrate the relevance of PBLs nature medicine

Clonal replacement of tumor-specific T cells following PD-1 blockade

Prospective identification of neoantigen-specific lymphocytes in the peripheral blood of melanoma patients

Journal for ImmunoTherapy of Cancer

Late-differentiated effector neoantigen-specific $CD8^+$ T cells are enriched in peripheral blood of non-small cell lung carcinoma patients responding to atezolizumab treatment

Efficient identification of neoantigen-specific T cell responses in advanced human ovarian cancer

Clinical Cancer Research

Antigen Experienced T Cells from Peripheral Blood Recognize p53 Neoantigens nature

Peripheral T cell expansion predicts tumor infiltration and clinical response

PNAS

Immunological ignorance is an enabling feature of the oligo-clonal T cell response to melanoma neoantigens nature COMMUNICATIONS

Sensitive and frequent identification of high avidity neo-epitope specific $CD8^+$ T cells in immunotherapy-naive ovarian cancer

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Robust and rapidly scalable manufacturing process with fully closed single-use technology Peripheral blood Phenotypic cell sort (leukopak) GEN-011 Process Peripheral blood ensures starting cell material T cells rapidly obtained from every patient, dramatically expanding accessible patient population Up to 30 verified Robust process designed to deliver billions of neoantigens cells for every patient Up to 20-day expansion of neoantigen-specific Rapidly expandable manufacturing capacity cells in fully closed with low capital investment single-use GRex Monocyte- vessels derived dendritic cells Cost and delivery time of therapy expected to be highly favorable as compared to TILs 13

GEN-011 delivers billions of neoantigen-specific T cells Contains an average of Majority of T cells are specific for 3.3 billion T cells ATLAS-identified neoantigens 1010 Irrelevant antigens Neoantigens CD8+ 65% r e 5% b + m CD4 u 9 n 10 l l e c T Activation Marker 2 Marker Activation 2 Marker Activation 108 Pre-expansion cells GEN-011 Activation Marker 1 Activation Marker 1 Mean across development runs with cancer patient and healthy donor material 14

GEN-011 exhibits unparalleled breadth of neoantigen coverage


89%

GEN-011 T cells are specific for 89% of all intended neoantigen targets*

*Mean across development runs with cancer patient material

GEN-011 targets up to 30 neoantigens

Recent selected TIL data show successful amplification to only 4% of antigens included in the process[1]

Recent conventional TIL data show responses to an average of 6% of the predicted neoantigens[2]

Recent engineered TCR-T data suggest only up to three neoantigen specificities targeted[3]

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1. Samuel et al., AACR Presentation (April 2020)
2. Creelan et al., AACR Presentation (April 2020)
3. Cristea et al., 2020 AACR Presentation (April 2020)

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GEN-011 T cells are highly functional and cytotoxic An average of 16,000 cells per T cells are potently million are secreting cytokines in cytolytic against target response to stimulation neoantigens CD8+ 100 Specific Neoantigens + 80 CD4 Unpulsed Control y t i c i 60 Negative x o t control o t y 40 C % 20 0 16:1 8:1 4:1 2:1 1:1 0.5:1 Neoantigen Effector:Target ratio pool 16

PBL-derived T cells exhibit greater neoantigen activity and potency compared to TIL T cells are activated appropriately Neoantigen-specific T cells upon neoantigen stimulation secrete abundant IFN + 80 CD8 25000 n o i t a l u 20000 g 60 e r p L u r 15000 m / e g k r 40 p a  m N 10000 F n I o i t a 20 v i t 5000 c A % 0 0 1 GEN-011 TIL GEN-011 TIL2 Squares = healthy donor, viral antigen 1. Chandran Lancet 2017; Stevanovic JCO 2015; n=25 Circles = cancer patients, neoantigens 2. Ritthipichai, SITC 2017 poster N=5 17

GEN-011: CD4+ and CD8+ memory T cells for anti-tumor efficacy, persistence and proliferation Pure T cell drug product Desired T cell memory phenotype Non-T cells 100 1% CD8+ y 75 c 35% n e u q 50 e CD4+ r F 65% T cells % 25 99% 0 Naive Terminal Memory memory (Cm+Em) (TEMRA) Data represent mean across cancer patients and healthy donor development runs 18

GEN-011:
Embraces TIL advantages, overcomes limitations

TIL limitations

- Limited tumor specificity
- Cannot avoid inhibitory, pro-tumor responses
- Requires sterile resection of tumors with sufficient T cells
- Expansion protocols exacerbate already exhausted TIL

GEN-011

Neoantigen selection via

ATLAS

Peripheral blood lymphocytes (PBLs)

GEN-011 advantages

- Targets up to 30 relevant neoantigens with $CD4^+$ and $CD8^+$ memory T cells
- Avoids pro-tumor Inhibigens™ that may be detrimental to clinical response
- No extra surgery, or viable tumor, required
- Billions of T cells to relevant tumor neoantigens, with proven cytolytic capacity
- Non-exhausted cells with potential for superior activity and persistence

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Clinical Development 20

Phase 1/2 pilot study of GEN-011 in refractory solid tumors

Targeted Indications

Melanoma, NSCLC, SCLC, SCCHN, UC, RCC, SqCC skin, SqCCAC

Tumors responsive to immunotherapy or virally-associated without available disease control

Cohort A

Multiple low dose (up to12 patients)

- No lymphodepletion
- Low dose IL-2

Cohort B

Single high dose (up to12 patients)

- Lymphodepletion
- High dose IL-2

Trial Objectives

- Safety
- Clinical activity
  - ORR
  - DOR
- GEN-011 proliferation and persistence
- Tumor T cell penetration

IND this quarter - Preliminary clinical data in 1H 2021

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GEN-011: Transforming neoantigen T cell therapy for solid tumors T cells targeting the right tumor neoantigens Peripheral blood T cells enabling greater activity and durability Robust and rapidly scalable manufacturing process 22